                                                                   Exhibit 10.15

                  SECOND AMENDED EXECUTIVE EMPLOYMENT AGREEMENT

      THIS SECOND AMENDED EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of May 15, 2006 by and between IMARX THERAPEUTICS, INC., a Delaware corporation (the "Company"), and EVAN C. UNGER ("Executive") and replaces the Executive Employment Agreement dated July 12, 2004 (the "Original Agreement"), as it was previously amended on August 8, 2005 (the "First Amended Agreement").

      WITNESSETH:

      WHEREAS, the Company desires to retain the services of Executive, and Executive desires to be employed by the Company, on the terms and conditions of this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the Company and Executive, intending to be legally bound, hereby agree as follows:

      1. Employment. The Company agrees to employ Executive as President and Chief Executive Officer of the Company, and Executive accepts such employment and agrees to perform full-time employment services for the Company, subject to
Section 3.2 and the Fourth Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company, as amended from time to time (the "Organizational Documents"), and the resolutions of the Board of Directors of the Company (the "Board"), for the period and upon the other terms and conditions set forth in this Agreement.

      2. Term. The term of Executive's employment hereunder (the "Term") commenced upon the date of execution of the Original Agreement and shall continue until this Agreement is terminated as set forth in Section 5 below.

      3. Position and Duties.

            3.1. Service with the Company. During the Term of this Agreement, Executive agrees to perform the duties of the President and Chief Executive Officer of the Company as set forth in the Organizational Documents and such other duties as the Board may from time to time prescribe that are consistent with the duties of a Chief Executive Officer of a company of the size and nature of the Company. In addition, during the Term, Executive shall, if elected by the stockholders, serve without any additional compensation on the Company's Board. The Company agrees to nominate Executive for annual election as a member of its Board, so long as he continues to hold the position of Chief Executive Officer.

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

            3.2. No Conflicting Duties. Executive hereby confirms that he is under no contractual commitments inconsistent with his obligations set forth in this Agreement, and that during the Term of this Agreement, he will not render or perform services, or enter into any contract to do so, for any other corporation, firm, entity or person that are inconsistent with the provisions of this Agreement or Executive's fiduciary obligations to the Company. Except as otherwise provided herein, Executive shall not serve as a director of any other corporation (except nonprofit organizations to the extent such service does not materially affect Executive's performance of his duties for the Company) without the prior approval of the Board of Directors. Company acknowledges that Executive is Professor of Radiology and Bioengineering at the University of Arizona and furthermore approves Executive to work up to 6 days per month at the University of Arizona (or other University) in research, administration, teaching and/or clinical work.

      4. Compensation and Benefits.

            4.1. Base Salary. (a) As compensation for all services to be rendered by Executive under this Agreement, the Company shall pay to Executive during the Term an annual salary of $250,000 (the "Base Salary"). Subject to
Section 4.1(b), the Base Salary shall be reviewed at least annually and changed at the discretion of the Board (or its Compensation Committee), provided, however, that the Base Salary may not be decreased without the written consent of the Executive. The Company shall pay the Base Salary to Executive in accordance with the Company's normal payroll procedures and policies.

      (b) If Executive's Base Salary is increased at any time, it shall not thereafter be decreased during the Term of this Agreement, unless such decrease is the result of a general reduction (on the same percentage basis) affecting the base salaries of all other executive officers of the Company and such decrease does not result in a Base Salary of less than $200,000.

            4.2. Annual Bonus. With respect to each full fiscal year until the Termination Date, Executive shall be eligible to receive an annual bonus award of up to 50% of Base Salary, payable quarterly, as determined by annual pre-determined milestones, the current version of which is attached as Exhibit A, which shall be mutually agreeable to Executive and the Board (or its Compensation Committee) in its sole discretion.

            4.3. Stock Options. (a) As of the date of the First Amended Agreement, the Company granted (the "Original Grant") to Executive stock options to purchase 600,000 shares of the Company's common stock (the "Shares"), pursuant to the Company's 2000 Stock Plan (the "Plan"), generally having a term of ten years, vesting and exercisable as hereinafter set forth, and otherwise in the form attached hereto as Exhibit C. The Original Grant was intended, to the extent legally permissible, to comprise "incentive stock options", with the balance being "nonqualified stock options", and the exercise price per share was to be based on the fair market

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value of the Company's common stock at the time of grant as determined by the
Board in its good faith discretion. Subject to Executive being employed hereunder at the time of each vesting, as applicable, the Original Grant was to vest and become exercisable as follows: (i) 45,000 shares on each of the four anniversary dates following July 12, 2004; and (ii) 420,000 shares according to the milestones established in Exhibit B attached to the First Amended Agreement, of which two milestones covering 200,000 shares have lapsed and expired and the related 200,000 shares are not exercisable and have been returned to the Plan, leaving a remainder of 220,000 shares subject to vesting according to Exhibit B attached to this Agreement. After execution of the First Amended Agreement, on December 14, 2005, the Company further granted Executive a "nonqualified stock option" for the purchase of 65,000 shares of common stock at a price based on the fair market value at the time of grant as determined by the Board in its good faith discretion. As a result of the foregoing grants, vesting that has occurred thereunder to the date of this Agreement, and the lapse of two of the milestones described in the First Amended Agreement, the options currently held by Executive are as follows:

                    Tax                                                           Vesting Schedule       Expiration
  Grant Date     Character    No. of Shares   Exercise Price   Vesting Status      or Milestones            Date
  ----------     ---------    -------------   --------------   --------------      -------------            ----
    8-8-05          ISO           30,303           $3.30        Fully Vested            n/a                8-8-10

                    NQO          149,697           $3.00       14,697 Vested    45,000 on 7-14 of          8-8-15
                                                                                each of 2006, 2007,
                                                                                        2008

                    NQO          220,000           $3.00         Not Vested     See Ex. B to this          8-8-15
                                                                                     Agreement

   12-14-05         NQO           65,000           $4.00         Not Vested      16,250 on 12-14 of        12-14-15
                                                                                each of 2006, 2007,
                                                                                     2008, 2009

In addition, a portion of the unvested Options shall vest as described in Sections 6.3 and 7 hereof. If the Company's common stock is registered under
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company shall use its good faith efforts to register under the Securities Act of 1933 on Form S-8 (or any successor form) all common stock issued and/or issuable under the 2000 Stock Plan, including the Shares subject to the Original Grant and all other stock options or incentives granted or awarded to Executive under the 2000 Stock Plan, and its good faith efforts to qualify such common stock for sale under such state securities or `blue sky' laws as the Company shall determine are required to issue the shares of common stock under the 2000 Stock Plan and for the resale of such shares by the recipients thereof, provided that the Company shall have no obligation to qualify such stock in any particular jurisdiction in which the Company would be required to execute a general consent to

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service of process in effecting such qualification, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

            4.4. Participation in Benefit Plans. Executive shall be included to the extent eligible thereunder in any and all plans of the Company providing general benefits for the Company's executive employees, including, without limitation, medical, dental, vision, short and long term disability insurance, life insurance, 401(k) plan, sick days, vacation, and holidays. Executive's participation in any such plan or program shall be subject to the provisions, rules, and regulations applicable thereto. In addition, during the Term of this Agreement, Executive shall be eligible to participate in all non-qualified deferred compensation and similar compensation, incentive, bonus, profit sharing and stock plans offered, sponsored or established by Company on substantially the same or a more favorable basis as any other employee of Company.

            4.5. Business Expenses. In accordance with the Company's policies established from time to time, the Company will pay or reimburse Executive for all reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties under this Agreement, subject to the presentment of appropriate supporting documentation. During the Term of this Agreement, the Company shall at its expense provide Executive with reasonable office space and furnishings (including without limitation desk and lap top computers) at the Company's principal executive offices, and a cell telephone.

            4.6. Key Man Life Insurance. During the Term of this Agreement, the Company shall have the option of purchasing and paying the premiums for a "Key Man" life insurance policy relating to Executive in a coverage amount determined by the Company, and the Company shall be named as the beneficiary of such policy. Executive represents and warrants that he currently is insurable for such policy on an unrated basis and agrees to fully cooperate with the Company in obtaining the policy.

      5. Termination.

            5.1. Disability. At the Company's election, Executive's employment and this Agreement shall terminate upon Executive's becoming totally or permanently disabled for a period of ninety (90) days or more in any twelve (12) month period. For purposes of this Agreement, the term "totally or permanently disabled" or "total or permanent disability" means Executive's inability on account of sickness or accident, whether or not job-related, to engage in regularly or to perform adequately his assigned duties under this Agreement and Executive is qualified and eligible to receive disability benefits under the disability policies maintained by the Company for Executive.

            5.2. Death of Executive. Executive's employment and this Agreement shall terminate immediately upon the death of Executive.

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            5.3. Termination for Cause. The Company may terminate Executive's employment and this Agreement at any time for "Cause" (as hereinafter defined) immediately upon written notice to Executive. As used herein, the term "Cause" shall mean that Executive shall have (i) been convicted of a felony; or (ii) committed a single act of fraud, embezzlement, or breach of trust, or (iii) committed an act of willful misconduct or gross negligence resulting in a material loss to the Company, or (iv) materially violated any material written Company policy or rules of the Company, unless cured by Executive within 30 days following written notice thereof to Executive, or (v) refused to follow the reasonable written directions given by the Board or its designee or materially breached any covenant or obligation under this Agreement or other agreement with the Company, unless cured by Executive within 30 days following written notice thereof to Executive.

            5.4. Resignation. Executive's employment and this Agreement shall terminate on the earlier of the date that is one (1) month following the written submission of Executive's resignation to the Company or the date such resignation is accepted by the Company.

            5.5. Termination Without Cause. The Company may terminate Executive's employment and this Agreement without cause upon written notice to Executive. Termination "without cause" shall mean termination of employment on any basis (including no reason or no cause) other than termination of Executive's employment hereunder pursuant to Sections 5.1, 5.2, 5.3, or 5.4.

            5.6. Surrender of Records and Property. Upon termination of his employment with the Company, Executive shall deliver promptly to the Company all credit cards, computer equipment, cellular telephone, records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, data, tables, calculations or copies thereof, that are the property of the Company and that relate in any way to the business, strategies, products, practices, processes, policies or techniques of the Company, and all other property, trade secrets and confidential information of the Company, including, but not limited to, all documents that in whole or in part contain any trade secrets or confidential information of the Company that in any of these cases are in his possession or under his control, and Executive shall also remove all such information from any personal computers that he owns or controls.

      6. Compensation Upon the Termination of Executive's Employment.

            6.1. In the event that Executive's employment and this Agreement are terminated pursuant to Section 5.1 (Disability), 5.3 (Cause), or 5.4 (Resignation), then Executive shall be entitled to receive Executive's then current Base Salary through the date his employment is terminated, and such other amounts that accrued prior to the termination date and are required to be paid to him pursuant to any employee benefit plan in accordance with such plan and/or by law, but no other compensation of any kind or amount.

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            6.2. In the event Executive's employment and this Agreement are terminated pursuant to Section 5.2 (Death), Executive's beneficiary or a beneficiary designated by Executive in writing to the Company, or in the absence of such beneficiary, Executive's estate, shall be entitled to receive Executive's then current Base Salary through the end of the month in which his death occurs, and such other amounts that accrued prior to the termination date and are required to be paid to him pursuant to any employee benefit plan in accordance with such plan and/or by law, but no other compensation of any kind or amount.

            6.3. Unless Section 7 applies, in the event Executive's employment and this Agreement are terminated by the Company pursuant to Section 5.5 (Without Cause) or by Executive for "Good Reason" (as defined below), (A) the Company shall pay to Executive, as a severance allowance, his then current monthly Base Salary for the six (6) month period following the date of termination, paid on the Company's regular paydays throughout that 6-month period, followed by a one-time lump sum payment (the "Lump Sum Payment") on the next regular payday of an amount equal to six months of his then current monthly Base Salary (i.e. one-half of his annual Base Salary), for a total severance allowance equal to one (1) year of his Base Salary, and such other salary that accrued prior to the termination date and amounts required to be paid to him pursuant to any employee benefit plan in accordance with such plan and/or by law; and (B) Executive shall receive accelerated vesting for twelve (12) months from the date of Executive's termination for all stock options granted by the Company to Executive before or after the Commencement Date and extension of the option exercise period for an additional twelve (12) months beyond the period set forth in Exhibit C attached hereto for such exercise, provided, however, that such stock options shall not be extended beyond the date on which they would have terminated had Executive continued to be employed by the Company; but no other compensation or benefits of any kind. Executive shall be entitled to receive these benefits and payments only if he complies with his continuing obligations to the Company as set forth in this Agreement, provided, however, that the Company shall not deny any such benefits unless it has provided written notice to Executive of any claimed breach of such continuing obligations and Executive has failed to cure each such breach within fifteen days after receipt of such written notice of breach and the exercise period of any such options shall be tolled during such fifteen (15) day period or any longer period required to resolve any disputed claim of breach of such continuing obligations, and provided, further, that the foregoing shall not limit Executive's ability to exercise any such options that had vested prior to the date of termination of his employment which he exercises within ninety (90) days after such termination date.

            6.4. The provisions of Section 6 shall not affect Executive's participation in or terminating distributions and vested rights under, any pension, profit sharing, insurance or other employee benefit plan of the Company to which Executive is entitled pursuant to the terms of such plans.

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      7. Change in Control. In the event a Change in Control (as defined below)
occurs and, in the six month periods preceding or following the Change in Control, Executive's employment and this Agreement are terminated by the Company or its successor, assigns or transferee pursuant to Section 5.5 (Without Cause) or by Executive for "Good Reason" (as defined below), then the Company shall, within thirty (30) days after occurrence of the last of these conditions (the "Trigger Date"), pay Executive a lump sum amount equal to one hundred percent (100%) of Executive's then current annual Base Salary (less applicable withholdings). In addition, one hundred percent (100%) of Executive's unvested options (whether granted before or after the Commencement Date) as of the Trigger Date, shall automatically vest as of the Trigger Date and the exercise period for all such stock options shall be extended an additional twelve (12) months.

            7.1. Definition of Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if, at any time during the Term, any of the following events occurs:

                  7.1.1. if the Company does not have a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

                        7.1.1.1. any person, as that term is used in Section
                  13(d) and Section 14(d)(2) of the Exchange Act, becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act or any successor rule or regulation), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding Voting Stock, as defined below, provided, however, that for purposes of this paragraph, the term "person" shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (B) a person who beneficially owns 25% or more of the Company's outstanding Voting Stock on the Effective Date, or (C) any person who becomes such a beneficial owner in connection with the Company's financing.

                        7.1.1.2. the Company is merged, consolidated or
                  reorganized into or with another corporation or other legal person (an "Acquiring Person") or securities of the Company are exchanged for securities of an Acquiring Person, and as a result of such merger, consolidation, reorganization or exchange less than a majority of the combined voting power of the then outstanding securities of the Acquiring Person immediately after such transaction are held, directly or indirectly, in the aggregate by the holders of securities entitled to vote generally in the election of directors ("Voting Stock") of the Company immediately prior to such transaction;

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

                        7.1.1.3. the Company, in any transaction or series of
                  related transactions, sells or otherwise transfers, directly or indirectly, all or substantially all of its assets, on a consolidated basis, to an Acquiring Person, and less than a majority of the combined voting power of the then outstanding securities of the Acquiring Person immediately after such sale or transfer are held, directly or indirectly, in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer; or

                        7.1.1.4. during any period of two consecutive years,
                  commencing upon the closing of the Company's private placement financing and the appointment of the Board of Directors in connection therewith, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by at least a majority vote of the directors of the Company then still in office who were directors of the Company at the beginning of any such period;

                     OR

                        7.1.2. if the Company has a class of securities registered under Section 12 of the Exchange Act:

                        7.1.2.1. any person, as that term is used in Section
                  13(d) and Section 14(d)(2) of the Exchange Act, becomes, is discovered to be, or files a report on Schedule 13D or 14D-1 (or any successor schedule, form or report) disclosing that such person is, a beneficial owner (as defined in Rule 13d-3 under the Exchange Act or any successor rule or regulation), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding Voting Stock, provided, however, that for purposes of this paragraph, the term "person" shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (B) a person who becomes such a beneficial owner in connection with the Company's initial public offering of common stock or (C) any person who was a shareholder of the Company immediately prior to the Company's initial public offering of common stock; OR

                        7.1.2.2. any of the events described in Sections
                  7.1.1.2, 7.1.1.3 or 7.1.1.4 (the latter being modified to refer to such a change of a majority of the Board of Directors during any one year period).

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Notwithstanding the foregoing, a transaction shall not constitute a Change in
Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

            7.2. Definition of Good Reason. As used in this Agreement, "Good Reason" means any of the following: (i) a material reduction in Executive's title, status, authority, or responsibility at the Company, including without limitation the failure of Executive to be elected to the Board of Directors of the Company during the Term for any reason other than termination of Executive's employment pursuant to Section 5.3; or (ii) a material reduction in the benefits in effect for the Executive, and comparable reductions have not been made in the benefit of the other members of senior management of the Company; or (iii) except with Executive's prior written consent, relocation of Executive's principal place of employment to a location more than 25 miles from the Company's executive offices in Tucson, Arizona; or (iv) ) any breach by the Company of its material obligations under this Agreement unless such breach is cured within 30 days after written notice of breach from Executive.

      8. Release. As a condition precedent to the Company's obligation to provide Executive with the amounts set forth in Section 6.3 or Section 7, Executive must first execute and deliver to the Company a mutual legal release in the form attached hereto as Exhibit B, with such changes as the Company deems necessary in order to maintain the breadth of such release in the event of changes in applicable laws, rules or regulations, it being the intent of the parties that the release be as broad as possible.

      9. Ventures. If, during the Term of this Agreement, Executive is engaged in or associated with the planning or implementing of any project, program, or venture involving the Company and a third party or parties, all rights in the project, program, or venture shall belong to the Company and shall constitute a corporate opportunity belonging exclusively to the Company. Except as approved in writing by the Board, Executive shall not be entitled to any interest in such project, program, or venture or to any commission, finder's fee, or other compensation in connection therewith other than the Base Salary to be paid to Executive as provided in this Agreement.

      10. Restrictions.

            10.1. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

                  10.1.1. "Trade Secrets" means information that is not generally known about the Company or its business, including without limitation about its products, recipes, projects, designs, developmental or experimental work, computer programs, data bases, know-how, processes, business partners, manufacturers, customers, suppliers, business plans, marketing plans and strategies, financial or personnel information, and information obtained from third parties under confidentiality agreements. "Trade Secrets" also means formulas, patterns, compilations, programs, devices, methods, techniques, or processes that derive independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use, and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. In particular, the parties agree and acknowledge that the following list, which is not exhaustive and is to be broadly construed, enumerates some of the Company's Trade Secrets, the disclosure of which would be wrongful and would cause irreparable injury to the Company: (i) pharmaceutical manufacturing; (ii) formulation technology; (iii) pricing information; (iv) product development, marketing, sales, customer, manufacturer and supplier information related to any Company product or service available commercially or in any stage of development during Executive's employment with the Company; and (v) Company marketing and business strategies, ideas, and concepts. Executive acknowledges that the Company's Trade Secrets were and are designed and developed by the Company at great expense and over lengthy periods of time, are secret, confidential, and unique, and constitute the exclusive property of the Company.

                      10.1.2. "Restricted Field" means the business of developing, manufacturing, licensing and selling (i) treatments for vascular thrombosis comprising thrombolytic drugs, or bubbles and ultrasound, or any combination thereof, and (ii) oxygen delivery with bubbles or fluorocarbon emulsions.

                  10.1.3. "Non-Competition Period" means a period of 12 months after the termination of Executive's employment with the Company unless a court of competent jurisdiction determines that that Period is unenforceable under applicable law because it is too long, in which case the Non-Competition Period shall be for the longest of the following periods that the court determines is reasonable under the circumstances: 11 months, 10 months, 9 months, 8 months, 7 months, or 6 months after the termination of Executive's employment with the Company.

                  10.1.4. "Business Territory" means the entire United States, unless a court of competent jurisdiction determines that that geographic scope is unenforceable under applicable law because it is too broad, in which case the Business Territory shall be amended by eliminating geographical areas and states from the following list until the Business Territory is determined to be reasonable: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, Washington, District of Columbia, West Virginia, Wisconsin, Wyoming, Pima County, Arizona, Maricopa County, Arizona, Tucson, Arizona, Phoenix, Arizona. The parties acknowledge and

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

agree that if any of the geographic areas or States listed above are required by law to be eliminated, it would be fair and appropriate to do so in the inverse order of the volume of revenue received or projected to be received by the Company from such area or State at the time of determination.

                  10.1.5. "Non-Solicitation Period" means a period of 12 months after the termination of Executive's employment with the Company.

            10.2. Non-Disclosure Obligations. Executive shall not at any time during the period specified in Section 4.A. of the Invention and Confidential Information Agreement attached hereto as Exhibit C, without the express written consent of an officer of the Company, publish, disclose, or divulge to any person, firm or corporation, or use directly or indirectly for the Executive's own benefit or for the benefit of any person, firm, corporation or entity other than the Company, any Trade Secrets of the Company.

            10.3. Non-Competition Obligations. Executive acknowledges the substantial amount of time, money, and effort that the Company has spent and will spend in developing its products and other strategically important information (including Trade Secrets), and agrees that during Executive's employment with the Company hereunder and during the Non-Competition Period, Executive will not, alone or with others, directly or indirectly, as an employee, agent, consultant, advisor, owner, manager, lender, officer, director, employee, partner, stockholder, or otherwise, engage in any Restricted Field activities in the Business Territory, nor have any such relationship with any person or entity that engages in Restricted Field activities in the Business Territory; provided, however, that nothing in this Agreement will prohibit Executive from owning a passive investment of less than one percent of the outstanding equity securities of any company listed on any national securities exchange or traded actively in any national over-the-counter market so long as Executive has no other relationship with such company in violation of this Agreement. The Non-Competition Period set forth in this Section 10.3 shall be tolled during any period in which the Executive is in breach of the restriction set forth in this Section 10.3.

            10.4. Agreement Not to Solicit Customers. Executive agrees that during Executive's employment with the Company hereunder and during the Non-Solicitation Period, Executive will not, either directly or indirectly, on Executive's own behalf or in the service or on behalf of others, solicit, divert, or appropriate, or attempt to solicit, divert, or appropriate, to any business that engages in Restricted Field activities in the Business Territory
(i) any person or entity whose account with the Company was sold or serviced by or under the supervision of Executive during the twelve (12) months preceding the termination of such employment, or (ii) any person or entity whose account with the Company has been directly solicited at least twice by the Company within the year preceding the termination of Executive's employment (the "Customers"). The Non-Solicitation Period set forth in this Section 10.4 shall be tolled during any period in which the Executive is in breach of the restriction set forth in this Section 10.4.

            10.5. Agreement Not to Solicit Employees. Executive agrees that during Executive's employment with the Company hereunder and during the Non-Solicitation Period, Executive will not, either directly or indirectly, on Executive's own behalf or in the service or on the behalf of others solicit, divert, or hire away, or attempt to solicit, divert, or hire away any person then employed by the Company, nor encourage anyone to leave the Company's employ. The Non-Solicitation Period set forth in this Section 10.5 shall be tolled during any period in which the Executive is in breach of the restriction set forth in this Section 10.5.

            10.6. Defamatory Statements. Executive agrees that during Executive's employment with the Company hereunder and thereafter, he will not, either directly or indirectly, defame the reputation, character, or image of the Company or its products, services, employees, directors, or officers.

            10.7. Reasonableness. Executive and the Company agree that the covenants set forth in this Agreement are appropriate and reasonable when considered in light of the nature and extent of the Company's business. Executive further acknowledges and agrees that (i) the Company has a legitimate interest in protecting the Company's business activities and its current, pending, and potential Trade Secrets; (ii) the covenants set forth herein are not oppressive to Executive and contain reasonable limitations as to time, scope, geographical area, and activity; (iii) the covenants do not harm in any manner whatsoever the public interest; (iv) Executive's chosen profession, trade, or business is in manufacturing, developing, and marketing pharmaceutical drugs, products and devices (the "Profession") (v) the Restricted Field is only a very small or limited part of the Profession, and Executive can work in many different jobs in Executive's Profession besides those in the Restricted Field;
(vi) the covenants set forth herein do not completely restrain Executive from working in Executive's Profession, and Executive can earn a livelihood in Executive's Profession without violating any of the covenants set forth herein;
(vii) Executive has received and will receive substantial consideration for agreeing to such covenants, including without limitation the consideration to be received by Executive under this Agreement; (viii) if Executive were to work for a competing company that engages in activities in the Restricted Field, there would be a substantial risk that Executive would inevitably disclose Trade Secrets to that company; (ix) the Company competes with other companies that engage in Restricted Field Activities in the Business Territory, and if Executive were to engage in prohibited activities in the Restricted Field within the Business Territory, it would harm the Company; (x) the Company expends considerable resources on hiring, training, and retaining its employees and if Executive were to engage in prohibited activities during the Non-Solicitation Period, it would harm the Company; and (xi) the Company expends considerable resources acquiring, servicing, and retaining its Customers and if Executive were to engage in prohibited activities during the Non-Solicitation Period, it would harm the Company.

      11. Other Agreements. Executive reaffirms Executive's obligations set forth in the Invention and Confidential Information Agreement attached hereto as Exhibit C, which

Executive has executed and delivered herewith. Executive further acknowledges and agrees that he will comply with all other Company policies and procedures.

      12. Assignment. This Agreement shall not be assignable, in whole or in part, by either party without the written consent of the other party, except that the Company may, without the consent of Executive, assign its rights and obligations under this Agreement to any corporation, firm or other business entity (i) with or into which the Company may merge or consolidate, (ii) to which the Company may sell or transfer all or substantially all of its assets or
(iii) of which at least a majority of the equity investment and of the voting control is owned, directly or indirectly, by, or is under common ownership with, the Company. Upon such assignment by the Company, the Company shall attempt to obtain the assignees' written agreement enforceable by Executive to assume and perform, from and after the date of such assignment, the terms, conditions, and provisions imposed by this Agreement upon the Company.

      13. Other Provisions.

            13.1. Governing Law. This Agreement is made under and shall be governed by and construed in accordance with the laws of the State of Arizona without reference to conflicts of law provisions thereof.

            13.2. Injunctive Relief. Executive agrees that it would be difficult to compensate the Company fully for damages for any violation of the provisions of this Agreement. Accordingly, Executive specifically agrees that the Company shall be entitled to temporary and permanent injunctive relief to enforce the provisions of this Agreement. This provision with respect to injunctive relief shall not, however, diminish the right of the Company to claim and recover damages in addition to injunctive relief.

            13.3. Prior Agreements. This Agreement and its exhibits contain the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter, including prior option agreements relative thereto, and the parties hereto have made no agreements, representations, or warranties relating to the subject matter of this Agreement which are not set forth herein.

            13.4. Withholding Taxes and Right of Offset. The Company may withhold from all payments and benefits under this Agreement all federal, state, city, or other taxes as shall be required pursuant to any law or governmental regulation or ruling. Executive agrees that the Company may offset any payments owed to Executive pursuant to this Agreement by any amounts owed by Executive to the Company.

            13.5. Amendments. No amendment or modification of this Agreement shall be deemed effective unless made in writing signed by Executive and the Company.

            13.6. No Waiver. No term or condition of this Agreement shall be deemed to have been waived nor shall there be any estoppel to enforce any provisions of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived, and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

            13.7. Severability. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted from this Agreement and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

            13.8. Indemnification. Executive shall be entitled as an officer and director to be indemnified by the Company under the Organizational Documents, as set forth therein, and to receive the benefits, if any, of any director and officer liability insurance obtained by the Company in its discretion from time to time, subject to the terms, provisions and conditions of any such insurance.

            13.9. Headings. The headings in this Agreement are included solely for reference purposes and shall not be considered in the interpretation or construction of this Agreement.

            13.10. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be delivered personally, by overnight courier or similar means, by United States certified or registered mail, return receipt requested, postage prepaid, or sent by facsimile transmission with written confirmation of receipt, at the addresses specified below or such other addresses as the parties may designate by like notice. Any such notice shall be effective upon receipt if delivered personally, by overnight courier or by United States certified or registered mail, or on the next business day following transmittal if sent by facsimile transmission.

         IF TO THE COMPANY:         ImaRx Therapeutics, Inc.
                                    1635 East 18th Street
                                    Tucson, AZ  85719
                                    Attn:  Chairman of the Board
                                    Telephone:  520-770-1259
                                    Facsimile:   520-791-2437

         COPY TO:                   DLA Piper
                                    701 Fifth Ave., Suite 7000
                                    Seattle, Washington 98104
                                    Attn:  John M. Steel, Esq.
                                    Telephone:  (206) 839-4800
                                    Facsimile:   (206) 839-4801

         IF TO EXECUTIVE:           Evan C. Unger, MD
                                    6227 E. Miramar Dr.
                                    Tucson, AZ 85719
                                    Telephone (520) 298-9234
                                    Facsimile (520) 298-9254


            13.11. No Mitigation Obligation. It will be difficult, and may be impossible, for Executive to find reasonably comparable employment following the termination of Executive's employment with the Company, and the noncompetition covenant contained in Section 10.1 hereof will further limit the employment opportunities for Executive. Accordingly, the parties hereto expressly agree that the payments provided for in Section 6.3 and Section 7 by the Company to Executive will be liquidated damages, and that Executive shall not be required to seek other employment, or otherwise, to mitigate any payment provided for hereunder.

            13.12. Remedies Cumulative. Remedies under this Agreement of either party hereto are in addition to any remedy or remedies to which such party is entitled or may become entitled at law or in equity.

            13.13. Attorneys' Fees. In the event suit is brought to enforce the terms of this Agreement or to collect any moneys due hereunder, or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

            13.14. Counterparts. This Agreement may be executed in any number of counterparts, all such counterparts shall be deemed to constitute one and the same instrument, and each of said counterparts shall be deemed an original hereof.

            13.15. Survivability. Sections 4.3, 6, 7, 8, 10 and 13 of this Agreement shall survive the termination of this Agreement and the termination of Executive's employment with the Company.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first set forth above.

                             "COMPANY":       IMARX THERAPEUTICS, INC.

                                              ----------------------------------
                                              By: /s/ Greg Cobb
                                                 -------------------------------
                                              Name: Greg Cobb
                                                   -----------------------------
                                              Title: Chief Financial Officer
                                                    ----------------------------

                             "EXECUTIVE":     /s/ Evan C. Unger
                                              ----------------------------------
                                              EVAN C. UNGER

                                    EXHIBIT A

             BONUSABLE MILESTONES FOR THE YEAR ENDING JUNE 30, 2006

                                                                              BONUS AS A
                                                                          PERCENTAGE OF BASE
              BONUSABLE MILESTONE                 BONUS EXPIRATION DATE         SALARY
-----------------------------------------------   ---------------------   ------------------
Execution and approval by the Board and               June 30, 2006              10%
licensee of a licensing contract for ImaRx
technology other than SonoLysis and vulnerable
plaque with milestone payments of greater than
$5 million, provided however, no Bonus payment
will be made until the Company has received
unreimbursable cash payments under the contract
of at least $500,000

                                    EXHIBIT B

                       EXECUTIVE OPTION VESTING MILESTONES

                GRANT MILESTONE                   GRANT EXPIRATION DATE   SHARES
-----------------------------------------------   ---------------------   -------
Achieve a liquidity event or market                 December 31, 2008     100,000
capitalization as a public company of over
$400M for 20 consecutive trading days

FDA approval of SonoLysis for stroke                December 31, 2009     120,000

                                    Exhibit C

                                    EXHIBIT C

                            IMARX THERAPEUTICS, INC.

                                 2000 STOCK PLAN

                         RESTATED STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 2000 Stock Plan shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement")-

I.   NOTICE OF STOCK OPTION GRANT

Optionee's Name: Evan C. Unger, MD     SS#:
Optionee's Address: 6227 E. Miramar
                    Tucson, AZ 85715

     You have been granted options to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Numbers                          101 and 144

Dates of Grant                         August 8, 2005 and December 14, 2005

Vesting Commencement Date              Per Employment Agreement

Exercise Price per Share               See Sec. 4.3 of the Employment Agreement

Total Number of Shares Originally
Granted                                550,000 and 50,000

Total Exercise Price                   See Sec. 4.3 of the Employment Agreement

Type of Options:                       30,303 Incentive Stock Options

                                       Remainder Nonstatutory Stock Options

Term/Expiration Date:                  See Sec. 4.3 of the Employment Agreement

Exercise and Vesting Schedule:

     These Options shall be exercisable in whole or in part, and vesting and failure to vest shall be governed by the vesting schedule set forth in that certain Second Amended and Restated Executive Employment Agreement, dated May_________________, 2006, by and between the Company and the Optionee (the "Employment Agreement").

     Termination Period:

     Except as set forth in the Employment Agreement, these Options may be exercised, to the extent then vested, for three months after Optionee ceases to be a Service Provider. Upon death or Disability of the Optionee, these Options may be exercised, to the extent then vested, for one year after Optionee ceases to be Service Provider. In no event shall these Options be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. Grant of Option. The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), options (the "Options") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

          To the extent designated in the Notice of Grant as an Incentive Stock Option ("ISO"), these Options are intended to qualify as Incentive Stock Options as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), these Options shall be treated as a Nonqualified Stock Options ("NQO").

     2. Exercise of Options. These Options shall be exercisable during their term in accordance with the provisions of Section 9 of the Plan as follows:

          (a) Right to Exercise.

               (i) Subject to subsections 2(a)(ii) and 2(a)(iii) below, these Options shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. Alternatively, at the election of the Optionee, these Options may be exercised in whole or in part at any time as to Shares that have not yet vested. Vested Shares shall not be subject to the Company's repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

               (ii) As a condition to exercising these Options for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

               (iii) These Options may not be exercised for a fraction of a Share.

          (b) Method of Exercise. These Options shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise an Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised

Shares. An Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which an Option is exercised with respect to such Shares.

     3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time an Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of an Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash;

          (b) check;

          (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (d) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     6. Restrictions on Exercise. An Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7. Non-Transferability of Options. These Options may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. An Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     9. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of Options and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING AN OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of NQO. There may be a regular federal income tax liability upon the exercise of an NQO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (b) Exercise of ISO. If an Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (c) Exercise of ISO Following Disability. If the Optionee ceases to be an Employee as a result of a disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

          (d) Disposition of Shares. In the case of an NQO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price of the Exercised Shares and the lesser of (i) the Fair Market Value of the Exercised Shares on the date of exercise, or (ii) the sale price of the Exercised Shares. Different rules may apply if the Shares are subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code) at the time of purchase. Any additional gain will be taxed as capital gain, short-term depending on the period that the ISO Shares were held.

          (e) Notice of Disqualifying Disposition of ISO Shares. If an Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

          (f) Section 83(b) Election for Unvested Shares Purchased Pursuant to Options. With respect to the exercise of an Option for unvested Shares, an election (the "Election") may be filed by the Optionee with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. In the case of an NQO, this will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Exercised Shares, at the time the Option is exercised over the purchase price for the Exercised Shares. Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. In the case of an ISO, such an election will result in a recognition of income to the Optionee for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Exercised Shares, at the time the Option is exercised, over the purchase price for the Exercised Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83 (b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

               OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON OPTIONEE'S BEHALF.

     10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, including prior option agreements relative thereto, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Arizona.

     11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE

HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

          Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts these Options subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Options. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                IMARX THERAPEUTICS, INC.


-------------------------------------   ----------------------------------------
Signature                               By Richard Otto

Evan C. Unger, M.D.                     Chairman of the Board of Directors
Print Name                              Title


-------------------------------------
Spouse signature

-------------------------------------
Print Name

-------------------------------------

-------------------------------------
Residence Address

                                    EXHIBIT A

                                 2000 STOCK PLAN

                                 EXERCISE NOTICE

                            ImaRx Therapeutics, Inc.
                             1635 East 18th Tucson,
                                  Arizona 85719

Attention: Stock Plan Administrator

     1. Exercise of Option. Effective as of today, __________________________, ____, the undersigned ("Optionee") hereby elects to exercise Optionee's option (the "Option") to purchase ________________________ shares of the Common Stock (the "Shares") of ImaRx Therapeutics, Inc. (the "Company") under and pursuant to the 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated ____________, ______ (the "Option Agreement").

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

     3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

     5. Company's Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee;

and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Family Transfers, Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7. Restrictive Legends and Stop-Transfer Orders.

          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT PROVIDING FOR A MARKET STANDOFF RESTRICTION FOLLOWING THE INITIAL PUBLIC OFFERING OF THE COMPANY'S SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

     10. Governing Law. This Exercise Notice is governed by the laws of the State of Arizona.

     11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                           Accepted by:

OPTIONEE                                ImaRx Therapeutics, Inc.


-------------------------------------   ----------------------------------------
Signature                               By Evan C. Unger

-------------------------------------   President & CEO
Print Name                              Its

Address:                                Address:

-------------------------------------   163 5 East 18th Street
                                        Tucson, Arizona 85719
-------------------------------------


-------------------------------------
Spouse Signature


-------------------------------------   ----------------------------------------
Signature                               Date received

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE : ________________________

COMPANY  : IMARX THERAPEUTICS, INC.

SECURITY : COMMON STOCK

AMOUNT   : ________________________

DATE     : ________________________

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

               In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                        Signature of Optionee:


                                        ----------------------------------------
                                        Date:
                                              ----------------------------------

                                   EXHIBIT C-1

                            IMARX THERAPEUTICS, INC.

                                 2000 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made between __________________________________ (the
"Purchaser") and ImaRx Therapeutics, Inc. (the "Company") as of
_________________________, ______.

     Unless otherwise defined herein, the terms defined in the 2000 Stock Plan shall have the same defined meanings in this Agreement.

RECITALS

     A. Pursuant to the exercise of the option (grant number ________________) granted to Purchaser under the Plan and pursuant to the Option Agreement dated ___________________________________, _______ by and between the Company and
Purchaser with respect to such grant (the "Option"), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase _________________________________ of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement ("Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the "Shares".

     B. As required by the Option Agreement, as a condition to Purchaser's election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

     1. Repurchase Option.

          (a) If Purchaser's status as a Service Provider is terminated for any reason, including for cause, death, and Disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all of the Purchaser's Unvested Shares as of the date of such termination at the price paid by the Purchaser for such Shares (the "Repurchase Option").

          (b) Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of the termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

          (c) At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

          (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

          (e) The Repurchase Option shall terminate in accordance with the vesting schedule contained in Optionee's Option Agreement.

     2. Transferability of the Shares; Escrow.

          (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

          (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C-4. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

          (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

     3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     5. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company pursuant to Section 12 of the Plan after the date of this Agreement.

     6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

     7. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the "Election") may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under
Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.

          PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER'S BEHALF.

     9. Representations. Purchaser has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he (and not the Company) shall be responsible for his own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     10. Governing Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Arizona.

     Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

OPTIONEE                                IMARX THERAPEUTICS, INC.


-------------------------------------   ----------------------------------------
Signature                               By


-------------------------------------   President & CEO
Print Name                              Title


-------------------------------------
Spouse Signature

-------------------------------------
Print Name

-------------------------------------
Residence Address

Dated:
       --------------------, --------

                                   EXHIBIT C-2

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, ____________________________, hereby sell, assign and transfer unto ImaRx Therapeutics, Inc. ______________________________ (_______________) shares of the Common Stock of ImaRx Therapeutics, Inc. standing in my name of the books of said corporation represented by Certificate No. ___________ herewith and do hereby irrevocably constitute and appoint Fennemore Craig, A Professional Corporation, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between ImaRx Therapeutics, Inc. and the undersigned dated _________________, ________.


Dated:                                  Signature:
       ----------------------, ------              -----------------------------

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT C-3

                            JOINT ESCROW INSTRUCTIONS

________________, _________
Corporate Secretary
ImaRx Therapeutics, Inc.
1635 East 18th Street
Tucson, Arizona 85719

Dear Sir or Madam:

     As Escrow Agent for both ImaRx Therapeutics, Inc. (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the "Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of Arizona.

PURCHASER                               IMARX THERAPEUTICS, INC.


-------------------------------------   ----------------------------------------
Signature                               By

-------------------------------------   President & CEO
Print Name                              Title


-------------------------------------
Spouse Signature

-------------------------------------
Print Name

-------------------------------------

-------------------------------------
Residence Address


ESCROW AGENT

-------------------------------------
Corporate Secretary

Dated:
       --------------------, --------

                                   EXHIBIT C-4

                                CONSENT OF SPOUSE

     I, ________________________, spouse of _______________________, have read and approve the foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of granting of the right to my spouse to purchase shares of Common Stock of ImaRx Therapeutics, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:                                  Signature:
       --------------------, --------              -----------------------------

                                   EXHIBIT C-1

        ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME: __________________________   TAXPAYER: ___________   SPOUSE: ________

     ADDRESS: __________________________________________________________________

     IDENTIFICATION NO.: ____________   TAXPAYER: ___________   SPOUSE: ________

     TAXABLE YEAR: __________________

2. The property with respect to which the election is made is described as follows: _____________________ shares (the "Shares") of the Common Stock of ImaRx Therapeutics, Inc. (the "Company").

3.   The date on which the property was transferred is: __________________,
     _______.

4.   The property is subject to the following restrictions:

     The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________________________.

6.   The amount (if any) paid for such property is: $_________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
       --------------------, --------   ----------------------------------------
                                        Taxpayer

The undersigned spouse of taxpayer joins in this election.


Dated:
       --------------------, --------   ----------------------------------------
                                        Spouse of Taxpayer


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